Exhibit 99.1

FOR IMMEDIATE RELEASE	New York, NY (October 22, 2019)

Interpublic Announces Third Quarter and First Nine Months 2019 Results

•	Third quarter net revenue increase of 8.7% and organic net revenue increase of 1.4%

•	First nine months net revenue increase of 10.2%; organic net revenue increase of 3.5%

•	Third quarter operating income increase of 7.1% to $280.3 million and adjusted EBITA[1] increase of 8.7% to $302.0 million

•	Third quarter operating margin on net revenue of 13.6%; EBITA margin of 14.7%

•	Third quarter diluted earnings per share of $0.42 and $0.49 as adjusted, compared with $0.41 and $0.49 as adjusted a year ago

•	First nine months diluted earnings per share of $0.84 and $1.05 as adjusted, compared with $0.75 and $0.97 as adjusted a year ago

•	Management confirms the company’s 2019 full year financial targets of organic growth at the high-end of the 2.0% to 3.0% range and adjusted EBITA[1] margin expansion of 40 to 50 basis points

Summary

Revenue

•
Third quarter 2019 net revenue increased 8.7% to $2.06 billion, compared to $1.90 billion in the third quarter of 2018, with an organic net revenue increase (excluding results from Acxiom) of 1.4% compared to the prior-year period. Third quarter 2019 total revenue increased 6.1% to $2.44 billion, compared to $2.30 billion in the third quarter of 2018.

•
First nine months 2019 net revenue increased 10.2% to $6.19 billion, compared to $5.62 billion in the first nine months of 2018, with an organic net revenue increase (excluding results from Acxiom) of 3.5% compared to the prior-year period. First nine months 2019 total revenue increased 6.7% to $7.32 billion, compared to $6.86 billion in the first nine months of 2018.

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

Operating Results

•
Operating income in the third quarter of 2019 was $280.3 million, compared to $261.7 million in 2018. Operating margin on net revenue was 13.6% for the third quarter of 2019 as compared to 13.8% in 2018 due to increased amortization expense this year from the acquisition of Acxiom. EBITA was $302.0 million in the third quarter of 2019 compared to adjusted EBITA[1] of $277.8 million in the prior-year period, as adjusted for Acxiom transaction costs of $11.0 million. EBITA margin on net revenue of 14.7% remained flat compared to adjusted EBITA[1] margin for the same period in 2018.

•
Operating income for the first nine months of 2019 was $594.7 million, compared to $549.7 million in 2018. Operating margin on net revenue was 9.6% for the first nine months of 2019 as compared to 9.8% in 2018 due to increased amortization expense this year from the acquisition of Acxiom and restructuring charges in this year's first quarter. Adjusted EBITA[1] excluding $31.8 million of restructuring charges from the first quarter of 2019 was $691.1 million in the first nine months of 2019 compared to $577.7 million as adjusted for Acxiom transaction costs of $12.4 million in 2018. Adjusted EBITA[1] margin on net revenue was 11.2%, compared to 10.3% in 2018.

Net Results

•	Income tax provision in the third quarter of 2019 was $64.6 million on income before income taxes of $232.7 million.

•
Third quarter 2019 net income available to IPG common stockholders was $165.6 million, resulting in earnings of $0.43 per basic share and $0.42 per diluted share, and earnings of $0.49 per diluted share as adjusted for after-tax amortization of acquired intangibles of $17.5 million and an after-tax loss of $7.7 million on the sales of businesses. This compares to adjusted earnings of $0.49 per diluted share a year ago.

•	Income tax provision in the first nine months of 2019 was $118.7 million on income before income taxes of $450.5 million.

•
First nine months 2019 net income available to IPG common stockholders was $327.1 million, resulting in earnings of $0.85 per basic share and $0.84 per diluted share, and earnings of $1.05 per diluted share as adjusted for after-tax amortization of acquired intangibles of $52.0 million, after-tax restructuring charges of $24.2 million from the first quarter of 2019, an after-tax loss of $22.3 million on the sales of businesses, and a tax benefit of $13.9 million related to the conclusion and settlement of tax examinations of previous years. This compares to adjusted earnings of $0.97 per diluted share a year ago.

•	Refer to reconciliations in the back for more detail.

“We are pleased to post another quarter of solid financial performance. Our growth was led by our media, healthcare marketing, public relations and sports & entertainment offerings. We saw contributions from a broad range of client sectors, including healthcare, financial services, retail, tech and telecom, and consumer goods. Regionally, international markets led our growth,

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

while in the U.S. we are working our way through the impact of certain account-specific headwinds. Our overall performance continues to reflect our strong offerings and differentiated strategy, as well as the power of the ideas created by our talented people. Acxiom continues to perform consistent with our plan and we are seeing the benefit of our leadership position in data management capabilities,” said Michael I. Roth, Interpublic’s Chairman and CEO.

“As we enter our important fourth quarter, we are confident that our performance to date, and the current tone of business, have us on track to deliver growth at the high end of the 2019 target of 2%-to-3% organic net revenue growth. In addition, we continue to be comfortable with our target for adjusted EBITA margin expansion of 40-50 basis points over last year’s 13.5%. We view our current performance, strong financial position, and long-term strategy as the basis for further significant shareholder value creation.”

Operating Results

Revenue
Net revenue of $2.06 billion in the third quarter of 2019 increased 8.7% compared with the same period in 2018. During the quarter, the effect of foreign currency translation was negative 1.3%, the impact of net acquisitions was positive 8.6%, and the resulting organic net revenue increase (which excludes results from Acxiom) was 1.4%. Total revenue, which includes billable expenses, of $2.44 billion in the third quarter of 2019 increased 6.1% compared with the same period in 2018.

Net revenue of $6.19 billion in the first nine months of 2019 increased 10.2% compared with the same period in 2018. During the first nine months of 2019, the effect of foreign currency translation was negative 2.1%, the impact of net acquisitions was positive 8.8%, and the resulting organic net revenue increase (which excludes results from Acxiom) was 3.5%. Total revenue, which includes billable expenses, of $7.32 billion in the first nine months of 2019 increased 6.7% compared with the same period in 2018.

Operating Expenses
For the third quarter and first nine months of 2019, operating expenses increased compared to the same periods in 2018 primarily due to the inclusion of Acxiom.

During the third quarter of 2019, salaries and related expenses were $1.33 billion, an increase of 6.6% compared to the same period in 2018. During the first nine months of 2019, salaries and related expenses were $4.14 billion, an increase of 6.8% compared to the same period in 2018.

Staff cost ratio, which is total salaries and related expenses as a percentage of net revenue, was 64.7% in the third quarter of 2019 compared to 66.0% in the same period in 2018, and was

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

66.8% in the first nine months of 2019 compared to 69.0% in the same period in 2018. Base salaries, benefits and tax, temporary help expenses and incentive expense all increased at rates less than net revenue growth. The improved ratio was primarily due to the inclusion of Acxiom, which has a lower ratio of salaries and related expenses as a percentage of its net revenue.

During the third quarter of 2019, office and other direct expenses were $367.9 million, an increase of 16.1% compared to the same period in 2018. During the first nine months of 2019, office and other direct expenses were $1.14 billion, an increase of 17.5% compared to the same period in 2018.

Office and other direct expenses were 17.8% of net revenue in the third quarter of 2019 compared to 16.7% a year ago, and were 18.5% in the first nine months of 2019 compared to 17.3% in the same period in 2018. The higher expense ratios are primarily due to the inclusion of Acxiom which has a higher ratio of office and other direct expenses as a percentage of its net revenue, mainly driven by client service costs.

During the third quarter of 2019, selling, general and administrative expenses of $9.8 million decreased 54.6% compared with the same period in 2018 and during the first nine months of 2019, selling, general and administrative expenses of $69.3 million decreased 18.9% compared to the same period in 2018. The decrease was primarily attributable to lower professional fees, mainly driven by transaction costs related to the acquisition of Acxiom in 2018.

Selling, general and administrative expenses were 0.5% of net revenue in the third quarter of 2019 compared to 1.1% a year ago, and were 1.1% in the first nine months of 2019 compared to 1.5% in the same period in 2018.

Depreciation and amortization increased 56.8% to $69.0 million during the third quarter of 2019 compared to a year ago, and increased 59.0% to $213.1 million in the first nine months of 2019 compared to a year ago, primarily due to the inclusion of Acxiom.

Depreciation and amortization as a percentage of net revenue was 3.3% in the third quarter of 2019 compared to 2.3% the same period in 2018, and was 3.4% in the first nine months of 2019 compared to 2.4% in the same period in 2018.

During the first nine months of 2019, restructuring charges were $33.9 million due to the implementation of a cost initiative to better align our cost structure with our revenue, primarily related to client losses occurring in 2018.

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

Non-Operating Results and Tax
Net interest expense increased by $17.9 million to $40.2 million in the third quarter of 2019 from a year ago, and increased by $66.5 million to $126.1 million in the first nine months of 2019 from a year ago, primarily attributable to the issuance of long-term debt in 2018 in order to finance the Acxiom acquisition.

The income tax provision in the third quarter of 2019 was $64.6 million on income before income taxes of $232.7 million, compared to a provision of $60.7 million on income before income taxes of $224.1 million in the same period in 2018.

The income tax provision in the first nine months of 2019 was $118.7 million on income before income taxes of $450.5 million, compared to a provision of $137.0 million on income before income taxes of $434.1 million in the same period in 2018.

Balance Sheet
At September 30, 2019, cash and cash equivalents totaled $520.5 million, compared to $673.4 million at December 31, 2018 and $1,860.2 million at September 30, 2018. Total debt was $3.62 billion at September 30, 2019, compared to $3.73 billion at December 31, 2018.

Common Stock Dividend
During the third quarter of 2019, the company declared and paid a common stock cash dividend of $0.235 per share, for a total of $90.8 million.

For more information concerning the company's financial results, please refer to the accompanying slide presentation available on our website, www.interpublic.com.

1 Adjusted EBITA is earnings before net interest, net other expense, provision for income taxes, and amortization of acquired intangibles, and further adjusted to exclude restructuring charges from the first quarter of 2019 and 2018 transaction costs related to the acquisition of Acxiom. See reconciliation tables in back for further detail.

# # #

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

About Interpublic
Interpublic is values-based, data-fueled, and creatively-driven. Major global brands include Acxiom, Craft, FCB (Foote, Cone & Belding), FutureBrand, Golin, Huge, Initiative, Jack Morton, MAGNA, McCann, Momentum, MRM//McCann, MullenLowe Group, Octagon, R/GA, UM and Weber Shandwick. Other leading brands include Avrett Free Ginsberg, Campbell Ewald, Carmichael Lynch, Deutsch, Hill Holliday, ID Media and The Martin Agency. For more information, please visit www.interpublic.com.

# # #
Contact Information
Tom Cunningham
(Press)
(212) 704-1326

Jerry Leshne
(Analysts, Investors)
(212) 704-1439

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

Cautionary Statement

This release contains forward-looking statements. Statements in this release that are not historical facts, including statements about management's beliefs and expectations, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined under Item 1A, Risk Factors, in our most recent Annual Report on Form 10-K, and our other filings with the Securities and Exchange Commission ("SEC"). Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following:

•	potential effects of a challenging economy, for example, on the demand for our advertising and marketing services, on our clients' financial condition and on our business or financial condition;

•	our ability to attract new clients and retain existing clients;

•	our ability to retain and attract key employees;

•	risks associated with assumptions we make in connection with our critical accounting estimates, including changes in assumptions associated with any effects of a weakened economy;

•	potential adverse effects if we are required to recognize impairment charges or other adverse accounting-related developments;

•
risks associated with the effects of global, national and regional economic and political conditions, including counterparty risks and fluctuations in economic growth rates, interest rates and currency exchange rates;

•	developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world; and

•	failure to realize the anticipated benefits on the acquisition of the Acxiom business.

Investors should carefully consider these factors and the additional risk factors outlined in more detail under Item 1A, Risk Factors, in our most recent Annual Report on Form 10-K, and our other SEC filings.

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

THE INTERPUBLIC GROUP OF COMPANIES, INC. AND SUBSIDIARIES CONSOLIDATED SUMMARY OF EARNINGS THIRD QUARTER REPORT 2019 AND 2018 (Amounts in Millions except Per Share Data) (UNAUDITED)

	Three Months Ended September 30,
	2019	2018	Fav. (Unfav.) % Variance
Revenue:
Net Revenue	$2,061.4	$1,895.7	8.7%
Billable Expenses	376.7	401.8	(6.2)%
Total Revenue	2,438.1	2,297.5	6.1%

Operating Expenses:
Salaries and Related Expenses	1,334.4	1,251.4	(6.6)%
Office and Other Direct Expenses	367.9	317.0	(16.1)%
Billable Expenses	376.7	401.8	6.2%
Cost of Services	2,079.0	1,970.2	(5.5)%
Selling, General and Administrative Expenses	9.8	21.6	54.6%
Depreciation and Amortization	69.0	44.0	(56.8)%
Total Operating Expenses	2,157.8	2,035.8	(6.0)%
Operating Income	280.3	261.7	7.1%

Expenses and Other Income:
Interest Expense	(49.7)	(27.6)
Interest Income	9.5	5.3
Other Expense, Net	(7.4)	(15.3)
Total (Expenses) and Other Income	(47.6)	(37.6)

Income Before Income Taxes	232.7	224.1
Provision for Income Taxes	64.6	60.7
Income of Consolidated Companies	168.1	163.4
Equity in Net Income of Unconsolidated Affiliates	0.3	0.1
Net Income	168.4	163.5
Net Income Attributable to Noncontrolling Interests	(2.8)	(2.5)
Net Income Available to IPG Common Stockholders	$165.6	$161.0

Earnings Per Share Available to IPG Common Stockholders:
Basic	$0.43	$0.42
Diluted	$0.42	$0.41

Weighted-Average Number of Common Shares Outstanding:
Basic	386.7	382.6
Diluted	391.8	388.4

Dividends Declared Per Common Share	$0.235	$0.210

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

THE INTERPUBLIC GROUP OF COMPANIES, INC. AND SUBSIDIARIES CONSOLIDATED SUMMARY OF EARNINGS THIRD QUARTER REPORT 2019 AND 2018 (Amounts in Millions except Per Share Data) (UNAUDITED)

	Nine months ended September 30,
	2019	2018	Fav. (Unfav.) % Variance
Revenue:
Net Revenue	$6,192.1	$5,617.9	10.2%
Billable Expenses	1,127.4	1,240.5	(9.1)%
Total Revenue	7,319.5	6,858.4	6.7%

Operating Expenses:
Salaries and Related Expenses	4,136.7	3,874.6	(6.8)%
Office and Other Direct Expenses	1,144.4	974.1	(17.5)%
Billable Expenses	1,127.4	1,240.5	9.1%
Cost of Services	6,408.5	6,089.2	(5.2)%
Selling, General and Administrative Expenses	69.3	85.5	18.9%
Depreciation and Amortization	213.1	134.0	(59.0)%
Restructuring Charges	33.9	0.0	N/A
Total Operating Expenses	6,724.8	6,308.7	(6.6)%
Operating Income	594.7	549.7	8.2%

Expenses and Other Income:
Interest Expense	(151.1)	(73.6)
Interest Income	25.0	14.0
Other Expense, Net	(18.1)	(56.0)
Total (Expenses) and Other Income	(144.2)	(115.6)

Income Before Income Taxes	450.5	434.1
Provision for Income Taxes	118.7	137.0
Income of Consolidated Companies	331.8	297.1
Equity in Net Loss of Unconsolidated Affiliates	(0.1)	(1.9)
Net Income	331.7	295.2
Net Income Attributable to Noncontrolling Interests	(4.6)	(2.5)
Net Income Available to IPG Common Stockholders	$327.1	$292.7

Earnings Per Share Available to IPG Common Stockholders:
Basic	$0.85	$0.76
Diluted	$0.84	$0.75

Weighted-Average Number of Common Shares Outstanding:
Basic	385.8	383.2
Diluted	390.3	388.4

Dividends Declared Per Common Share	$0.705	$0.630

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

THE INTERPUBLIC GROUP OF COMPANIES, INC. AND SUBSIDIARIES RECONCILIATION OF ADJUSTED RESULTS (Amounts in Millions except Per Share Data) (UNAUDITED)
	Three Months Ended September 30, 2019
	As Reported	Amortization of Acquired Intangibles	Net Losses on Sales of Businesses[1]	Adjusted Results
Net Revenue	$2,061.4			$2,061.4
Billable Expenses	376.7			376.7
Total Revenue	2,438.1			2,438.1

Cost of Services	2,079.0			2,079.0
Selling, General and Administrative Expenses	9.8			9.8
Depreciation and Amortization	69.0	$21.7		47.3
Total Operating Expense	2,157.8	21.7		2,136.1

Operating Income	280.3	(21.7)		302.0
Operating Margin on Net Revenue %	13.6%			14.7%

Interest Expense, Net	(40.2)			(40.2)
Other Expense, Net	(7.4)		$(7.7)	0.3
Total (Expenses) and Other Income	(47.6)		(7.7)	(39.9)
Income Before Income Taxes	232.7	(21.7)	(7.7)	262.1
Provision for Income Taxes	64.6	4.2	—	68.8
Equity in Net Income of Unconsolidated Affiliates	0.3			0.3
Net Income Attributable to Noncontrolling Interests	(2.8)			(2.8)
Net Income Available to IPG Common Stockholders	$165.6	$(17.5)	$(7.7)	$190.8

Weighted-Average Number of Common Shares Outstanding - Basic	386.7			386.7
Dilutive effect of stock options and restricted shares	5.1			5.1
Weighted-Average Number of Common Shares Outstanding - Diluted	391.8			391.8

Earnings per Share Available to IPG Common Stockholders[2]:
Basic	$0.43	$(0.05)	$(0.02)	$0.49
Diluted	$0.42	$(0.04)	$(0.02)	$0.49

[1] Includes losses on complete dispositions of businesses and the classification of certain assets as held for sale.

[2] Earnings per share may not add due to rounding.

Note: Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

THE INTERPUBLIC GROUP OF COMPANIES, INC. AND SUBSIDIARIES RECONCILIATION OF ADJUSTED RESULTS (Amounts in Millions except Per Share Data) (UNAUDITED)
	Nine Months Ended September 30, 2019
	As Reported	Amortization of Acquired Intangibles	Q1 2019 Restructuring Charges	Net Losses on Sales of Businesses1	Settlement of Certain Tax Positions	Adjusted Results
Net Revenue	$6,192.1					$6,192.1
Billable Expenses	1,127.4					1,127.4
Total Revenue	7,319.5					7,319.5

Cost of Services	6,408.5					6,408.5
Selling, General and Administrative Expenses	69.3					69.3
Depreciation and Amortization	213.1	$64.6				148.5
Restructuring Charges	33.9		$31.8			2.1
Total Operating Expense	6,724.8	64.6	31.8			6,628.4

Operating Income	594.7	(64.6)	(31.8)			691.1
Operating Margin on Net Revenue %	9.6%					11.2%

Interest Expense, Net	(126.1)					(126.1)
Other Expense, Net	(18.1)			$(22.3)		4.2
Total (Expenses) and Other Income	(144.2)			(22.3)		(121.9)
Income Before Income Taxes	450.5	(64.6)	(31.8)	(22.3)		569.2
Provision for Income Taxes	118.7	12.6	7.6	—	$13.9	152.8
Equity in Net Loss of Unconsolidated Affiliates	(0.1)					(0.1)
Net Income Attributable to Noncontrolling Interests	(4.6)					(4.6)
Net Income Available to IPG Common Stockholders	$327.1	$(52.0)	$(24.2)	$(22.3)	$13.9	$411.7

Weighted-Average Number of Common Shares Outstanding - Basic	385.8					385.8
Dilutive effect of stock options and restricted shares	4.5					4.5
Weighted-Average Number of Common Shares Outstanding - Diluted	390.3					390.3

Earnings per Share Available to IPG Common Stockholders[2]:
Basic	$0.85	$(0.13)	$(0.06)	$(0.06)	$0.04	$1.07
Diluted	$0.84	$(0.13)	$(0.06)	$(0.06)	$0.04	$1.05

[1] Includes losses on complete dispositions of businesses and the classification of certain assets as held for sale.

[2] Earnings per share may not add due to rounding.

Note: Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

THE INTERPUBLIC GROUP OF COMPANIES, INC. AND SUBSIDIARIES RECONCILIATION OF ADJUSTED RESULTS - ADJUSTED EBITA (Amounts in Millions) (UNAUDITED)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018

Net Revenue	$2,061.4	$1,895.7	$6,192.1	$5,617.9

EBITA Reconciliation:
Net Income Available to IPG Common Stockholders	$165.6	$161.0	$327.1	$292.7

Add Back:
Provision for Income Taxes	64.6	60.7	118.7	137.0
Subtract:
Total (Expenses) and Other Income	(47.6)	(37.6)	(144.2)	(115.6)
Equity in Net Income (Loss) of Unconsolidated Affiliates	0.3	0.1	(0.1)	(1.9)
Net Income Attributable to Noncontrolling Interests	(2.8)	(2.5)	(4.6)	(2.5)
Operating Income	280.3	261.7	594.7	549.7

Add Back:
Amortization of Acquired Intangibles	21.7	5.1	64.6	15.6

EBITA	$302.0	$266.8	$659.3	$565.3
EBITA Margin on Net Revenue %	14.7%	14.1%	10.6%	10.1%

Q1 2019 Restructuring Charges	—	—	31.8	—

Acxiom Transaction Costs	—	11.0	—	12.4

Adjusted EBITA	$302.0	$277.8	$691.1	$577.7
Adjusted EBITA Margin on Net Revenue %	14.7%	14.7%	11.2%	10.3%

Note: Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

THE INTERPUBLIC GROUP OF COMPANIES, INC. AND SUBSIDIARIES RECONCILIATION OF ADJUSTED RESULTS (Amounts in Millions except Per Share Data) (UNAUDITED)
	Three Months Ended September 30, 2018
	As Reported	Amortization of Acquired Intangibles	Net Losses on Sales of Businesses[1]	Acxiom Transaction Costs	Adjusted Results
Net Revenue	$1,895.7				$1,895.7
Billable Expenses	401.8				401.8
Total Revenue	2,297.5				2,297.5

Cost of Services	1,970.2				1,970.2
Selling, General, and Administrative Expenses	21.6			$11.0	10.6
Depreciation and Amortization	44.0	$5.1			38.9
Total Operating Expense	2,035.8	5.1		11.0	2,019.7

Operating Income	261.7	(5.1)		(11.0)	277.8
Operating Margin on Net Revenue %	13.8%				14.7%

Interest Expense, Net	(22.3)			(3.3)	(19.0)
Other Expense, Net	(15.3)		$(5.8)	(10.3)	0.8
Total (Expenses) and Other Income	(37.6)		(5.8)	(13.6)	(18.2)
Income Before Income Taxes	224.1	(5.1)	(5.8)	(24.6)	259.6
Provision for Income Taxes	60.7	0.2	0.7	6.2	67.8
Equity in Net Income of Unconsolidated Affiliates	0.1				0.1
Net Income Attributable to Noncontrolling Interests	(2.5)				(2.5)
Net Income Available to IPG Common Stockholders	$161.0	$(4.9)	$(5.1)	$(18.4)	$189.4

Weighted-Average Number of Common Shares Outstanding - Basic	382.6				382.6
Dilutive effect of stock options and restricted shares	5.8				5.8
Weighted-Average Number of Common Shares Outstanding - Diluted	388.4				388.4

Earnings per Share Available to IPG Common Stockholders[2]:
Basic	$0.42	$(0.01)	$(0.01)	$(0.05)	$0.49
Diluted	$0.41	$(0.01)	$(0.01)	$(0.05)	$0.49

[1] Includes losses on complete dispositions of businesses and the classification of certain assets as held for sale.

[2] Earnings per share may not add due to rounding.

Note: Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

THE INTERPUBLIC GROUP OF COMPANIES, INC. AND SUBSIDIARIES RECONCILIATION OF ADJUSTED RESULTS (Amounts in Millions except Per Share Data) (UNAUDITED)
	Nine Months Ended September 30, 2018
	As Reported	Amortization of Acquired Intangibles	Net Losses on Sales of Businesses[1]	Acxiom Transaction Costs	Adjusted Results
Net Revenue	$5,617.9				$5,617.9
Billable Expenses	1,240.5				1,240.5
Total Revenue	6,858.4				6,858.4

Cost of Services	6,089.2				6,089.2
Selling, General, and Administrative Expenses	85.5			$12.4	73.1
Depreciation and Amortization	134.0	$15.6			118.4
Total Operating Expense	6,308.7	15.6		12.4	6,280.7

Operating Income	549.7	(15.6)		(12.4)	577.7
Operating Margin on Net Revenue %	9.8%				10.3%

Interest Expense, Net	(59.6)			(3.3)	(56.3)
Other (Expense) Income, Net	(56.0)		$(50.0)	(10.3)	4.3
Total (Expenses) and Other Income	(115.6)		(50.0)	(13.6)	(52.0)
Income Before Income Taxes	434.1	(15.6)	(50.0)	(26.0)	525.7
Provision for Income Taxes	137.0	0.6	1.1	6.5	145.2
Equity in Net Loss of Unconsolidated Affiliates	(1.9)				(1.9)
Net Income Attributable to Noncontrolling Interests	(2.5)				(2.5)
Net Income Available to IPG Common Stockholders	$292.7	$(15.0)	$(48.9)	$(19.5)	$376.1

Weighted-Average Number of Common Shares Outstanding - Basic	383.2				383.2
Dilutive effect of stock options and restricted shares	5.2				5.2
Weighted-Average Number of Common Shares Outstanding - Diluted	388.4				388.4

Earnings per Share Available to IPG Common Stockholders[2]:
Basic	$0.76	$(0.04)	$(0.13)	$(0.05)	$0.98
Diluted	$0.75	$(0.04)	$(0.13)	$(0.05)	$0.97

[1] Includes losses on complete dispositions of businesses and the classification of certain assets as held for sale.

[2] Earnings per share may not add due to rounding.

Note: Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax